UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2005

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

100 Wilshire Blvd., Ste. 1750, Santa Monica, CA 90401
(Address of principal executive offices) (zip code)

(310) 752-1416
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Background

As reported in the quarterly report on Form 10-Q of Patient Safety Technologies, Inc. (the “Company”) for the quarter ended June 30, 2005, during July 2005 the Company’s wholly owned subsidiary Ault Glazer Bodnar Merchant Capital, Inc. (“AGB Merchant Capital”) purchased a 50% interest in Automotive Services Group, LLC, an Alabama limited liability company (“ASG”), for $300,000. ASG was formed to develop and operate automated car wash sites with the first location under development in Birmingham, Alabama. The Company does not control the day-to-day operations of ASG.

On July 27, 2005, ASG issued a Real Estate Note (the “Note”) in the principal amount of $480,000 to Ault Glazer Bodnar Acquisition Fund, LLC (“AGB Acquisition Fund”). The Note bears interest at the rate of 3% above the Prime Rate as published in the Wall Street Journal. All unpaid principal, interest and charges under the Note are due in full on July 31, 2010 (the maturity date of the Note). The Note is secured by a mortgage on certain real estate owned by ASG pursuant to the terms of a Future Advance Mortgage Assignment of Rents and Leases and Security Agreement (the “Security Agreement”) dated July 27, 2005 between ASG and AGB Acquisition Fund.

During August 2005, including a $15,000 origination fee, AGB Acquisition Fund advanced approximately $570,000 to ASG pursuant to the terms of the Note. On August 10, 2005, ASG signed an Addendum (Addendum I) to the Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced $75,000 to ASG under the Note.

September 23, 2005 Advance

On September 23, 2005, ASG signed a second Addendum (Addendum II) to the Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced approximately $87,500 to ASG under the Note. As of September 23, 2005, the total amount advanced by AGB Acquisition Fund to ASG under the Note was $657,672.75, which represents approximately 5.6% of the Company’s total assets as reported at June 30, 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Real Estate Note dated July 27, 2005 in the principal amount of $480,000 issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC
10.2	Future Advance Mortgage Assignment of Rents and Leases and Security Agreement dated July 27, 2005 between Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC
10.3	Addendum I dated August 10, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC
10.4	Addendum II to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: September 29, 2005	By:	/s/ Milton Ault
Name: Milton “Todd” Ault, III
Title: Chief Executive Officer